Exhibit 99.2

Medicine Man Technologies, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for each of the nine months ended September 30, 2020 and for the year ended December 31, 2019 combine the financial statements of Medicine Man Technologies, Inc. (“Medicine Man”), Commerce City, LLC (“Commerce City) and Lucky Ticket, LLC (“Lucky Ticket”)giving effect to the transaction described in the Agreements, as if they had occurred on January 1, 2019 in respect of the unaudited pro forma condensed combined statements of operations and on September 30, 2020 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

•	Medicine Man’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2019, as contained in the Form 10-K filed on March 31, 2020 with the United States Securities and Exchange Commission (the “SEC”).

•	Medicine Man’s unaudited condensed consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2020, as contained in its Quarterly Report on Form 10-Q filed on November 13, 2020 with the SEC.

•	Commerce City and Lucky Ticket’s audited financial statements as of and for the year ended December 31, 2019, contained elsewhere herein.

•	Commerce City and Lucky Ticket’s unaudited condensed financial statements as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019, contained elsewhere herein.

•	the other information contained in or incorporated by reference into this filing.

The final purchase consideration and the allocation of the purchase consideration may materially differ from that reflected in the unaudited pro forma condensed combined financial information after final valuation procedures are performed and amounts are finalized following the completion of the acquisition.

The unaudited pro forma adjustments give effect to events that are directly attributable to the transaction and are based on available data and certain assumptions that management believes are factually supportable. In addition, with respect to the unaudited condensed combined statements of operations, the unaudited pro forma adjustments are expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial information described above has been derived from the historical financial statements of Medicine Man, Commerce City, and Lucky Ticket and the related notes included elsewhere in this Form 8-K. The unaudited pro forma condensed combined financial information is based on Medicine Man’s accounting policies. Further review may identify additional differences between the accounting policies of Medicine Man, Commerce City, and Lucky Ticket. The unaudited pro forma adjustments and the pro forma condensed combined financial information do not reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or of Medicine Man’s future financial position or operating results.

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Medicine Man Technologies, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

September 30, 2020

	Medicine Man	Lucky Ticket	Commerce City	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Current assets:
Cash and cash equivalents	$2,981,688	$148,250	$227,073	$(375,323)	(A)	$2,982,888
				1,200	(C)
Accounts receivable, net of allowance for doubtful accounts	812,212	–	–	–		812,212
Accounts receivable – related party	91,990	–	–	–		91,990
Inventory	2,151,612	168,719	240,576	–		2,560,907
Notes receivable – related party	283,849	–	–	–		283,849
Prepaid expenses and other current assets	254,602	–	7,039	(7,039)	(A)	254,602

Total current assets	6,575,953	316,969	474,688	(381,162)		6,986,448

Non-current assets:
Fixed assets, net	2,719,154	73,618	313,144	–		3,105,916
Goodwill	17,445,843	–	–	18,870,436	(C)	36,316,279
Intangible assets, Net	70,329	–	–	–		70,329
Investment	527,575	–	–	–		527,575
Accounts receivable – litigation	3,063,968	–	–	–		3,063,968
Deferred tax assets, net	268,423	–	–	–		268,423
Notes receivable – noncurrent, net	247,272	–	–	–		247,272
Operating lease right of use assets	1,650,117	–	–	–		1,650,117
Other assets	127,999	5,400	–	(5,400)	(A)	127,999

Total non-current assets	26,120,680	79,018	313,144	18,865,036		45,377,878

Total assets	$32,696,633	$395,987	$787,832	$18,483,874		$52,364,326

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LIABILITIES AND STOCKHOLDERS' EQUITY
Checks issued in excess of bank balance	$–	$18,529	$–	$(18,529)	(A)	$–
Accounts payable	2,957,390	–	5,066	(5,066)	(A)	2,957,390
Accounts payable – related party	127,694	–	–	–		127,694
Accrued expenses	1,426,315	106,480	103,002	(209,482)	(A)	1,426,315
Seller note payable	–	–	–	5,919,319	(B)	6,921,214
Convertible note payable	–	–	–	2,491,258	(B)	2,491,258
Derivative liabilities	782,896	–	–	–		782,896
Income taxes payable	–	–	–	–		–
Loyalty points liability	–	130,000	80,000	–		210,000

Total current liabilities	5,294,295	255,009	188,068	8,177,500		13,914,872

Noncurrent liabilities:
Lease liabilities	1,684,005	–	–	–		1,684,005

Total noncurrent liabilities	1,684,005	–	–	–		1,684,005

Total liabilities	6,978,300	255,009	188,068	8,177,500		15,598,877

Stockholders’ equity
Common stock $0.001 par value, 250,000,000 authorized, 42,194,878 shares issued and 41,762,146 shares outstanding at September 30, 2020, and 39,952,628 shares issued and outstanding at December 31, 2019.	42,195	–	–	–		42,195
Preferred Stock				4,429,956	(B)	4,429,956
Additional paid-in capital	60,714,343	–	–	6,617,160	(B)	67,331,503
Accumulated equity (deficit)	(33,705,705)	140,978	599,764	(740,742)	(A)	(33,705,705)

Common stock held in treasury, at cost, 432,732 shares held at September 30, 2020 and 257,732 shares held at December 31, 2019	(1,332,500)	–	–	–		(1,332,500)

Total stockholders' equity	25,718,333	140,978	599,764	10,306,374		36,765,449

Total liabilities and stockholders’ equity	$32,696,633	$395,987	$787,832	$18,483,874		$52,364,326

See notes to the unaudited pro forma condensed combined financial information.

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Medicine Man Technologies, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2020

	Medicine Man	Lucky Ticket	Commerce City	Pro Forma Adjustments		Pro Forma Combined

Operating revenues:
Product sales, net	$14,292,374	$4,562,094	$2,876,996	$–		$21,731,464
Product sales – related party, net	484,930	–	–	–		484,930
Consulting and licensing services	1,267,587	–	–	–		1,267,587
Other operating revenues	12,946	–	–	–		12,946

Total revenue	16,057,837	4,562,094	2,876,996	–		23,496,927

Cost of goods and services:
Cost of goods and services	9,904,131	2,270,708	1,439,580	–		13,614,419

Gross profit	6,153,706	2,291,386	1,437,416	–		9,882,508

Operating expenses:
Selling, general and administrative expenses	3,054,091	854,062	644,373	–		4,552,526
Professional services	5,390,186	–	–	–		5,390,186
Salaries, benefits and related expenses	5,973,482	–	–	–		5,973,482
Stock based compensation	5,815,808	–	–	–		5,815,808
Depreciation	–	6,255	24,042	–		30,297

Total operating expenses	20,233,567	860,317	668,415	–		21,762,299

Income from operations (loss)	(14,079,861)	1,431,069	769,001	–		(11,879,791)

Other income (expense):
Gain on forfeiture of contingent consideration	1,462,636	–	–	–		1,462,636
Interest income (expense), net	46,726	–	–	(850,000)	(E)	(803,274)
Amortization of debt discount - warrants	–	–	–	(150,284)	(F)	(150,284)
Other income (expense)	32,621	–	–	–		32,621
Unrealized gain (loss) on derivative liabilities	1,527,850	–	–	–		1,527,850
Unrealized gain (loss) on investments	120,800	–	–	–		120,800

Total other income	3,190,633	–	–	(1,000,284)		2,190,349

Income (loss) before income tax expense	(10,889,228)	1,431,069	769,001	(1,000,284)		(7,689,442)

Income tax benefit (expense)	–	–	–	(880,000)	(D)	(880,000)

Net income (loss)	$(10,889,228)	$1,431,069	$769,001	$(1,880,284)		$(10,569,442)

Earnings (loss) per share attributable to common shareholders:
Weighted average number of shares outstanding - basic and diluted	41,242,041	–	–	865,821		42,107,862

Basic and diluted earnings (loss) per share	$(0.26)	–	–	–		$(0.25)

See notes to the unaudited pro forma condensed combined financial information

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Medicine Man Technologies, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2019

	Medicine Man	Lucky Ticket	Commerce City	Pro Forma Adjustments		Pro Forma Combined

Operating revenues
Product sales, net	$6,468,230	$5,656,049	$3,227,482	$–		$15,351,761
Product sales – related party, net	1,351,578	–	–	–		1,351,578
Litigation revenue	1,782,457	–	–	–		1,782,457
Licensing, consulting and Cultivation Max fees	2,767,649	–	–	–		2,767,649
Other operating revenues	31,041	–	–	–		31,041

Total operating revenues	12,400,955	5,656,049	3,227,482	–		21,284,486

Cost of goods and services
Cost of goods and services	7,616,221	2,535,833	1,603,338	–		11,755,392

Gross profit	4,784,734	3,120,216	1,624,144	–		9,529,094

Operating expenses
Selling, general and administrative	2,199,609	1,055,354	839,174	–		4,094,137
Professional services	3,357,877	–	–	–		3,357,877
Salaries, benefits and related expenses	3,567,535	–	–	–		3,567,535
Stock-based compensation	7,279,363	–	–	–		7,279,363
Depreciation and amortization expense	61,708	–	–	–		61,708
Derivative expense – contingent compensation	5,400,559	–	–	–		5,400,559
Depreciation	–	7,714	31,988	–		39,702

Total operating expenses	21,866,651	1,063,068	871,162	–		23,800,881

Income from operations (loss)	(17,081,917)	2,057,148	752,982	–		(14,271,787)

Other income (expense)
Bad debt expense	(151,169)	–	–	–		(151,169)
Amortization of debt discount - warrant				(200,379)		(200,379)
Unrealized gain on derivative liabilities	1,627,177	–	–	–		1,627,177
Unrealized loss on marketable securities	(1,792,569)	–	–	–		(1,792,569)
Interest expense	(160,195)	–	–	(1,130,000)	(E)	(1,290,195)

Total other expense	(476,756)	–	–	(1,130,000)		(1,807,135)

Income (loss) before income tax expense	(17,558,673)	2,057,148	752,982	(1,130,000)		(16,078,922)

Income tax benefit (expense)	582,931	–	–	(1,140,000)	(D)	(557,069)

Net (loss) income	$(16,975,742)	$2,057,148	$752,982	$(2,470,379))		$(16,635,991)

Earnings (loss) per share attributable to common shareholders:
Weighted average number of shares outstanding - basic and diluted	33,740,557	–	–	865,821		34,606,378

Basic and diluted earnings (loss) per share	$(0.50)	–	–	–		$(0.48)

See notes to the unaudited pro forma condensed combined financial information

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Medicine Man Technologies, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of Medicine Man Technologies, Inc., Commerce City, LLC and Lucky Ticket, LLC. The unaudited pro forma condensed combined financial information is presented as if the transaction had been completed on January 1, 2019 with respect to the unaudited pro forma condensed combined statements of operations for each of the nine months ended September 30, 2020 and for the year ended December 31, 2019 and on September 30, 2020 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the transactions.

We have accounted for the acquisition in this unaudited pro forma condensed combined financial information using the acquisition method of accounting, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, we use our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired.

Pro forma adjustments reflected in the unaudited pro forma condensed combined balance sheet are based on items that are factually supportable and directly attributable to the transaction. Pro forma adjustments reflected in the pro forma condensed combined statements of operations are based on items that are factually supportable, directly attributable to the transaction and expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the transaction, including potential synergies that may be generated in future periods.

Note 2. Description of the Transaction

On December 17, 2020, Medicine Man Technologies, Inc. operating its business under the trade name Schwazze (the “Company”) consummated the Agreements with Commerce City and Lucky Ticket. The aggregate purchase price for both entities is $19,457,693, which comprised of cash, seller notes, and stock in Medicine Man, Inc. In December 2020, the Company acquired the net assets of four other companies, which are not included in the unaudited pro forma condensed financial information presented.

Note 3. Purchase Price Allocation

The fair value of the consideration transferred was valued as of the date of the acquisition as follows:

Commerce City, LLC and Lucky Ticket, LLC Purchase Consideration

Cash	$6,921,214
Seller Notes	6,921,214
Stockholders’ Equity	5,615,265
Total Purchase Consideration	$19,457,693

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The preliminary allocation for the consideration recorded for the acquisition is as follows if the acquisition had taken place as of September 30, 2020:

Current Assets	$410,495
Property and Equipment	386,762
Goodwill	18,870,436
Loyalty Points Liability	(210,000)
Total	$19,457,693

The purchase price allocation is preliminary. The purchase price allocation will continue to be preliminary until a third-party valuation is finalized and the fair value and useful life of the assets acquired is determined. The amounts from the final valuation may significantly differ from the preliminary allocation.

Note 4. Pro Forma Adjustments

The following pro forma adjustments give effect to the transaction.

Unaudited Pro Forma Condensed Combined Balance Sheet – As of September 30, 2020

Note A	To remove Commerce City and Lucky Ticket assets, liabilities, and equity.

Note B

To record purchase consideration and transaction financing.

The purchase consideration included cash, seller notes, and Medicine Man, Inc., stock. There were warrants associated with the seller notes that the Company determined required equity treatment. The exercise price was $1.20 per share and exercisable within five years from the acquisition date. The Company evaluated the warrants for liability or equity classification and concluded the warrants should be accounted for as equity. The Company determined the total fair value of the warrants to be $2,010,812, which will be amortized over the term of the notes. The warrant amount presented on the pro forma schedule of $1,001,895 was calculated based on a pro-rata allocation for Commerce City and Lucky Ticket.

The convertible note for $5,000,000, dated December 16, 2020, accrues interest at 12% per annum and matures in December 2021. If a Qualified Financing occurs on or prior to the Maturity Date or Holder receives a Prepayment Notice, then all (but not less than all) of the outstanding principal amount of this Promissory Note and Security Agreement and all accrued and unpaid interest on this Promissory Note and Security Agreement shall be convertible at the sole option of Holder into either (i) the securities issued in such Qualified Financing or (ii) shares of Maker’s Series A Cumulative Convertible Preferred Stock, par value $0.001 per share at the price per share equal to the price per share paid by the other investors in the Qualified Financing on the issuance as preferred stock, as applicable. The terms are further described in the convertible promissory note and security agreement. The convertible note amount presented on the pro forma schedule was calculated based on a pro-rata allocation for Commerce City and Lucky Ticket.

The Company sold an aggregate of 12,400 shares of the Company’s Series A preferred stock, par value $0.001 per share having the rights, preferences and privileges set forth in the securities purchase agreements, including the conversion of such Preferred Stock into shares of the Company’s common stock, par value $0.001 per share. Such purchase and sale of Preferred Stock shall take place in a single closing subject to the terms and conditions of this Agreement. The preferred stock amount presented on the pro forma schedule was calculated based on a pro-rata allocation for Commerce City and Lucky Ticket.

Note C	To record assets acquired and liabilities assumed from Commerce City and Lucky Ticket at preliminary estimated fair value. The Company has not completed its purchase price allocation and the amounts noted are preliminary.

Unaudited Pro Forma Condensed Combined Statement of Operations – For The Nine Months Ended September 30, 2020

Note D	To record provision for income tax based on an estimated effective tax rate of 24% applied to income taxable under IRC Section 280E.

Note E	To record interest on seller note and convertible note payable of 12% per annum.

Note F	To record amortization of debt discount related to warrant. The amortization amount presented on the pro forma schedule was calculated based on a pro-rata allocation for Commerce City and Lucky Ticket and a five year life.

Unaudited Pro Forma Condensed Combined Statement of Operations – For The Year Ended December 31, 2019

Note D	To record provision for income tax based on an estimated effective tax rate of 24% applied to income taxable under IRC Section 280E.

Note E	To record interest on seller note and convertible note payable of 12% per annum.

Note F

To record amortization of debt discount related to warrant. The amortization amount presented on the pro forma schedule was calculated based on a pro-rata allocation for Commerce City and Lucky Ticket and a five year life.

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